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EXHIBIT 99(b)

MEMORANDUM

TO:	American Savings Bank ESOP and/or 401(k) Participants
FROM:	Richard J. Moore
DATE:	, 2002
RE:	ESOP and 401(k) voting

        In connection with the special meeting of shareholders of American Financial Holdings, Inc. ("American"), the holding company for American Savings Bank (the "Bank"), enclosed please find:

  (1)
  a notice and prospectus/proxy statement for the special meeting; and

  (2)
  one or more voting instruction cards.

        The vote authorization forms have been included to allow you to direct the voting of the shares of common stock held by you through the American Savings Bank Employee Stock Ownership Plan and/or the American Savings Bank Employees' Savings and Profit Sharing ("401(k)") Plan. As an employee of the Bank, you may be a participant in either or both of these benefit plans. We have accordingly included a voting instruction card for each plan in which you participate. Additionally, if you hold shares directly, we have also included a proxy card for those shares. It is important that you complete and return all of the voting instruction cards that you receive.

        The trustee for the Employee Stock Ownership Plan will vote those shares of American common stock held in the ESOP trust which have been allocated to the participants in accordance with the instructions provided by the participants. Both the unallocated shares and the allocated shares for which no instructions are provided will be voted in the same proportion as the allocated shares.

        The trustee for the 401(k) Plan also will vote those shares of common stock held in the 401(k) Plan trust in accordance with the instructions it receives from plan participants. All shares for which no instructions are given, or for which instructions were not received in a timely manner, will then be voted by the committee administering the plan in its own discretion.

        Please fill out and sign all of the voting instruction cards that you receive and return them in the enclosed postage-paid envelope no later than                      , 2002. Your vote will not be revealed to any director, officer or employee of American or the Bank. American Stock Transfer & Trust Company, American's transfer agent, will tally all votes and then forward them to the plan trustees for voting as you and the other participants direct.

AMERICAN FINANCIAL HOLDINGS, INC.
102 West Main Street
New Britain, Connecticut 06051

Special Meeting of Shareholders
                , 2002

        The undersigned directs the Plan Trustee to vote as designated on the reverse of this card all of the shares of American common stock which the undersigned is entitled to vote at the special meeting of shareholders to be held at                        ,                         , Connecticut, on                        ,    , 2002, at 10:00 a.m., Eastern Time, or any adjournment or postponement thereof.

        Shares of American common stock will be voted by the Plan Trustee as specified. If any other matter is properly presented at the special meeting of shareholders, the Plan Trustee will vote the shares credited to the undersigned in accordance with its judgment.

IMPORTANT: PLEASE DATE AND SIGN THE VOTING INSTRUCTION CARD ON THE REVERSE SIDE.

        I hereby instruct the Plan Trustee to vote as follows:

        1.    Proposal to approve and adopt an Agreement and Plan of Merger, dated as of August 22, 2002, between Banknorth Group, Inc. ("Banknorth") and American Financial Holdings, Inc. ("American") and the merger of American with and into Banknorth contemplated by the merger agreement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

        2.    Proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

        3.    In their discretion, upon any other matter that may properly come before the special meeting of shareholders or any postponement or adjournment thereof.

        The Board of Directors of American unanimously recommends a vote "FOR" approval of the merger agreement and "FOR" the proposal to adjourn the special meeting if necessary to permit further solicitation of proxies on the proposal to approve the merger agreement. Such votes are hereby solicited by the Board of Directors.

Dated:
Signature
Signature
(print name)
Note: If you receive more than one voting instruction card or proxy card, please date and sign each card and return all cards in the enclosed envelope.

                             , 2002

(Title) (FirstName) (LastName)
(Address)
(City) (State) (PostalCode)

Dear Plan Participant:

        As a participant in the American Savings Bank Supplemental Executive Retirement Plan, you are credited with certain shares of American Financial Holdings, Inc. ("American") common stock held for your account in the Employee Stock Ownership Plan SERP Trust ("ESOP XS Trust") by the trustee, First Bankers Trust Company, N.A.

        In connection with the special meeting of shareholders of American, the holding company for American Savings Bank, I have enclosed a vote request form to allow the committee administering the plan to consult with you regarding the voting of these shares for those matters set forth in the prospectus/proxy statement. A copy of the prospectus/proxy statement was sent to you (under separate cover) prior to the mailing of this letter.

        The Plan Trustee will vote those shares of American common stock held in the ESOP XS Trust in accordance with the instructions you provide. All shares for which no participant guidance has been given, or for which recommendations were not received in a timely manner, will be voted by the plan committee in its own discretion and without further consultation.

        Please fill out and sign the enclosed vote request form and return it to the address below no later than                             , 2002.

      Richard J. Moore
      Executive Vice President and Secretary
      American Savings Bank—Human Resources Dept.
      102 W. Main Street
      New Britain, CT 06051

The results of this consultation will be tallied and the resulting votes will be forwarded to the Plan Trustee for its action.

Sincerely,

Richard J. Moore

Name: (Title) (FirstName) (LastName)
Shares: (Shares)

VOTE REQUEST FORM

        I, the undersigned, understand that First Bankers Trust Company, N.A., the Plan Trustee, is the holder of record and custodian of all shares of American Financial Holdings, Inc. ("American") common stock attributed to me under the American Savings Bank Supplemental Executive Retirement Plan. Further, I understand that my voting directions are solicited on behalf of American's Board of Directors for the special meeting of shareholders to be held on                             , 2002.

        Accordingly, kindly consider the following voting directions:

        1.    Proposal to approve an Agreement and Plan of Merger, dated as of August 22, 2002, between Banknorth Group, Inc. ("Banknorth") and American Financial Holdings, Inc. ("American") and the merger of American with and into Banknorth contemplated by the merger agreement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

        2.    Proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

        3.    In their discretion, upon any other matter that may properly come before the special meeting of shareholders or any postponement or adjournment thereof.

The Board of Directors unanimously recommends a vote "FOR" each of the listed proposals.

The Plan Trustee is hereby authorized to vote any shares attributed to me in his or her trust capacity as indicated above. By my signature, I acknowledge that I have received a notice of special meeting of shareholders and a prospectus/proxy statement dated                             , 2002 prior to the execution of this vote request form.

Date	Signature

Please date, sign and deliver this form to Richard J. Moore, Human Resources Department, at American Savings Bank no later than                             , 2002.

                            , 2002

(Title) (FirstName) (LastName)
(Address)
(City) (State) (PostalCode)

Dear Plan Participant:

        As a participant in the American Financial Holdings, Inc. ("American") 2000 Stock-Based Incentive Plan, you may direct the voting of certain shares of restricted common stock held for your account in the Management Rewards Plan Trust ("MRP Trust") by the trustee, First Bankers Trust Company, N.A.

        In connection with the special meeting of shareholders of American, the holding company for American Savings Bank, I have enclosed a vote request form to allow you to convey your voting instructions to the trustee regarding those matters set forth in the prospectus/proxy statement. A copy of the prospectus/proxy statement was sent to you (under separate cover) prior to the mailing of this letter.

        The Plan Trustee will vote those shares of common stock held in the MRP Trust in accordance with the instructions you provide. All shares for which no participant guidance has been given, or for which voting instructions were not received in a timely manner, will be voted by the plan committee in its own discretion and without further consultation.

        Please fill out and sign the enclosed vote request form and return it to the address below no later than                     , 2002.

      Richard J. Moore
      Executive Vice President and Secretary
      American Savings Bank—Human Resources Dept.
      102 W. Main Street
      New Britain, CT 06051

The results of this consultation will be tallied and the resulting votes will be forwarded to the Plan Trustee for its action.

Sincerely,

Richard J. Moore

Name: (Title) (FirstName) (LastName)
Shares: (Shares)

VOTE REQUEST FORM

        I, the undersigned, understand that First Bankers Trust Company, N.A., the Plan Trustee, is the holder of record and custodian of all shares of American Financial Holdings, Inc. ("American") common stock attributed to me under the American Savings Bank 2000 Stock-Based Incentive Plan. Further, I understand that my voting directions are solicited on behalf of American's Board of Directors for the special meeting of shareholders to be held on                , 2002.

        Accordingly, you are to vote my shares as follows

        1.    Proposal to approve an Agreement and Plan of Merger, dated as of August 22, 2002, between Banknorth Group, Inc. ("Banknorth") and American Financial Holdings, Inc. ("American") and the merger of American with and into Banknorth contemplated by the merger agreement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

        2.    Proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

        3.    In their discretion, upon any other matter that may properly come before the special meeting of shareholders or any postponement or adjournment thereof.

The Board of Directors unanimously recommends a vote "FOR" each of the listed proposals.

The Plan Trustee is hereby authorized to vote any shares attributable to me in his or her trust capacity as indicated above. By my signature, I acknowledge that I have received a notice of special meeting of shareholders, and a prospectus/proxy statement dated                , 2002, prior to the execution of this vote request form.

Date	Signature

Please date, sign and deliver this form in accordance with the instructions in the accompanying letter no later than                            , 2002.

                            , 2002

(Title) (FirstName) (LastName)
(Address)
(City) (State) (PostalCode)

Dear Plan Participant:

        As a participant in the American Savings Bank Stock-Based Deferred Compensation Plan, you are credited with certain shares of American Financial Holdings, Inc. ("American") common stock held for your account in the Plan Trust by the trustee, First Bankers Trust Company, N.A.

        In connection with the special meting of shareholders of American, the holding company for American Savings Bank, I have enclosed a vote request form to allow the committee administering the plan to consult with you regarding the voting of these shares for those matters set forth in the prospectus/proxy statement. A copy of the prospectus/proxy statement was sent to you (under separate cover) prior to the mailing of this letter.

        The Plan Trustee will vote those shares of American common stock held in the Stock-Based Deferred Compensation Plan Trust in accordance with the instructions it receives from the plan committee. All shares for which no participant guidance has been given, or for which recommendations were not received in a timely manner, will be voted by the plan committee in its own discretion and without further consultation.

        Please fill out and sign the enclosed vote request form and return it to me at the address below no later than                            , 2002.

      Richard J. Moore
      Executive Vice President and Secretary
      American Savings Bank—Human Resources Dept.
      102 W. Main Street
      New Britain, CT 06051

The results of this consultation will be tallied and the resulting votes will be forwarded to the Plan Trustee for its action.

Sincerely

Richard J. Moore

Name: (Title) (FirstName) (LastName)
Shares (Shares)

VOTE REQUEST FORM

        I, the undersigned, understand that First Bankers Trust Company, N.A., the Plan Trustee, is the holder of record and custodian of all shares of American Financial Holdings, Inc. ("American") common stock attributed to me under the American Savings Bank Stock-Based Deferred Compensation Plan. Further, I understand that my voting directions are solicited on behalf of American's Board of Directors for the special meeting of shareholders to be held on                            , 2002.

        Accordingly, kindly consider the following voting directions:

        1. Proposal to approve an Agreement and Plan of Merger, dated as of August 22, 2002, between Banknorth Group, Inc. ("Banknorth") and American Financial Holdings, Inc. ("American") and the merger of American with and into Banknorth contemplated by the merger agreement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

        2.    Proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

        3.    In their discretion, upon any other matter that may properly come before the special meeting of shareholders or any postponement or adjournment thereof.

The Board of Directors unanimously recommends a vote "FOR" each of the listed proposals.

The Plan Trustee is hereby authorized to vote any shares attributable to me in his or her trust capacity as indicated above. By my signature, I acknowledge that I have received a notice of special meeting of shareholders and a prospectus/proxy statement dated                            , 2002, prior to the execution of this vote request form.

Date	Signature

Please date, sign and deliver this form to Richard J. Moore, Human Resources Department, of American Savings Bank no later than                            , 2002.

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  EXHIBIT 99(b)